EXHIBIT 10.1


Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 333-5932), on Form S-8 (File No. 339-6172), on Form S-8 (File No. 339-6066), on Form S-8 (File No. 335-0900) and on Form S-8 (File No. 333-68700) of our report dated June 25, 2002 relating to the financial statements and financial statement schedules of Orthofix International N.V., which appear in Orthofix International N.V.'s Annual Report on Form 20-F for the year ended December 31, 2001.



/s/ PricewaterhouseCoopers
PricewaterhouseCoopers
London, England
June 25, 2002




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